UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2007

IHOP CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-15283 (Commission File Number)	95-3038279 (I.R.S. Employer Identification No.)

450 North Brand, Glendale, California (Address of principal executive offices)		91203 (Zip Code)

(818) 240-6055
Registrant’s telephone number, including area code

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 23, 2007, IHOP Corp. issued a press release announcing its third quarter 2007 financial results. A copy of the press release is attached as Exhibit 99.1, and incorporated herein by reference.

Also on October 23, 2007, IHOP Corp. held a conference call to discuss its third quarter 2007 financial results. A copy of the prepared remarks of management is attached as Exhibit 99.2, and incorporated herein by reference.

The prepared remarks of management accompanying management’s discussion during the conference call include references to the non-GAAP financial measures “net income excluding early debt extinguishment costs and mark-to-market swap expense.”  The Company defines “net income excluding early debt extinguishment costs and mark-to-market swap expense” for a given period as net income for such period, less any early debt extinguishment costs and interest rate swap expense incurred in such period.   Management believes net income excluding early debt extinguishment costs and mark-to-market swap expense and basic and diluted net income per share excluding early debt extinguishment costs and mark-to-market swap expense is useful because it provides a more accurate period to period comparison.  Net income excluding early debt extinguishment costs and mark-to-market swap expense for any given period may be affected by a variety of factors, including but not limited to, changes in assets and liabilities and the timing of purchases and payments.  Net income excluding early debt extinguishment costs and mark-to-market swap expense is a supplemental non-GAAP financial measure and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with generally accepted accounting principles.

The following table reconciles net income to net income excluding the impact of early debt extinguishment costs and mark-to-market swap expense, and basic and diluted net income per share to net income excluding the impact of early debt extinguishment costs and mark-to-market swap expense per share, for each of the three and nine months ended September 30, 2007 and 2006:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(dollars in thousands, except per share amounts)
Net (loss) income, as reported	$(11,616)	$11,323	$13,827	$34,223
Early debt extinguishment costs	—		2,223	—
Mark-to-market swap expense	35,618	—	35,618	—
Income tax benefit	(13,820)	—	(14,682)	—
Net income excluding early debt extinguishment costs and mark-to-market swap expense	$10,182	$11,323	$36,986	$34,223
Basic net income per share:
Net (loss) income, as reported per share	$(0.69)	$0.63	$0.80	$1.88
Early debt extinguishment costs per share	—	—	0.13	—
Mark-to-market swap expense per share	2.10	—	2.06	—
Income tax benefit per share	(0.81)	—	(0.85)	—
Net income excluding early debt extinguishment costs and mark-to-market swap expense per share	$0.60	$0.63	$2.14	$1.88
Diluted net income per share:
Net (loss) income, as reported per share	$(0.69)	$0.62	$0.80	$1.86
Early debt extinguishment costs per share	—	—	0.13	—
Mark-to-market swap expense per share	2.10	—	2.05	—
Income tax benefit per share	(0.81)	—	(0.85)	—
Net income excluding early debt extinguishment costs and mark-to-market swap expense per share	$0.60	$0.62	$2.13	$1.86

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit Number	Description

99.1	Press release of Registrant, dated October 23, 2007 (Third Quarter 2007 Financial Results).
99.2	Prepared remarks of management of Registrant for conference call held on October 23, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                          .

IHOP CORP
Date: October 23, 2007	By:	/s/ THOMAS CONFORTI
Thomas Conforti
Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit Number	Description

99.1	Press release of Registrant, dated October 23, 2007 (Third Quarter 2007 Financial Results).
99.2	Prepared remarks of management of Registrant for conference call held on October 23, 2007.